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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2002


                              --------------------


                              TEPPCO PARTNERS, L.P.
               TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                1-10403                            76-0291058
                 DELAWARE                                1-13603                            76-0329620
       (State or Other jurisdiction                 (Commission File                      (IRS Employer
            of incorporation)                            Number)                       Identification No.)

            2929 ALLEN PARKWAY
              P.O. BOX 2521
              HOUSTON, TEXAS                                                                77252-2521
 (Address of Principal Executive Offices)                                                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 759-3636



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Item 5.  Other Events

         On February 14, 2002, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM"), TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TMC"), Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah"), Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company ("TEPPCO"), and TEPPCO GP, Inc., a Delaware corporation ("TGP"), entered into an underwriting agreement, attached as Exhibit
99.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of $500,000,000 aggregate principal amount of 7.625% Senior Notes due February 15, 2012 (the "Senior Notes") in an underwritten public offering. The Senior Notes are unconditionally guaranteed by TE Products, TCTM, TMC and Jonah and were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-74286). The closing respecting the Senior Notes is expected to occur on February 20, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.
                  ---------

                  99.1 Underwriting Agreement dated as of February 14, 2002 by and among the Partnership, TE Products, TCTM, TMC, Jonah, TEPPCO, TGP and the underwriters named therein.

                  99.2 Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TMC and Jonah, as subsidiary guarantors, and First Union National Bank, NA, as trustee.

                  99.3 First Supplemental Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TMC and Jonah, as subsidiary guarantors, and First Union National Bank, NA, as trustee. (including form of Senior Note).

                  99.4 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

                  99.5   Consent of Vinson & Elkins L.L.P. (included in Exhibit
                  99.4 hereto).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEPPCO PARTNERS, L.P.
                                     (Registrant)

                                     By:  Texas Eastern Products Pipeline
                                          Company, LLC,
                                          its General Partner


                                     By:  /s/ CHARLES H. LEONARD
                                          -------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer



                                     TE PRODUCTS PIPELINE COMPANY,
                                     LIMITED PARTNERSHIP
                                     (Registrant)


                                     By:  TEPPCO GP, Inc.,
                                          its General Partner


                                     By:  /s/ CHARLES H. LEONARD
                                          --------------------------------------
                                          Charles H. Leonard
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

Dated:  February 20, 2002
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Underwriting Agreement dated as of February 14, 2002 by and among the Partnership, TE Products, TCTM, TMC, Jonah, TEPPCO,
                  TGP and the underwriters named therein.

99.2 Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TMC and Jonah, as subsidiary guarantors, and First Union National Bank, NA, as trustee.

99.3 First Supplemental Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TMC and Jonah, as subsidiary guarantors, and First Union National Bank, NA, as trustee (including form of Senior Note).

99.4 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

99.5 Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.4 hereto).